UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05770

THE CHILE FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Chile Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2008 to December 31, 2008

Item 1. Reports to Stockholders.

THE CHILE FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2008

CH-AR-1208

LETTER TO SHAREHOLDERS (UNAUDITED)

February 12, 2009

Dear Shareholder:

For the year ended December 31, 2008, the total return to shareholders of The Chile Fund Inc. (the "Fund") based on the net asset value (NAV) of the Fund, was -36.43%* versus a 35.79% decrease in the Fund's benchmark, the Morgan Stanley Capital International Chile Index.** Based on market price, the Fund's shares lost 51.78% during the year, assuming reinvestment of dividends and distributions.

After five consecutive years (2002 through 2007) of positive returns, during which the Fund returned the equivalent of a compound annual return of 40.96%, the Fund was severely impacted by the crisis that swept through global financial markets in 2008.

In general terms, diversification requirements applicable to the Fund, as a registered U.S. investment company, mean the Fund will generally be somewhat more oriented to small- and mid-cap stocks than the overall market, as measured by the Morgan Stanley Capital International Chile Index.

Market Review: global financial crisis contaminates traditionally risky asset classes

After several years in which the global backdrop for emerging market equities could scarcely have been better, in 2008 the headwinds for riskier asset classes grew progressively stronger as the global financial crisis took shape. Although there appear to be few, if any, direct linkages between the bursting of the real estate bubble in the United States and fundamentals for Latin American equities, the transmission mechanism was through expectations of lower growth around the globe. Talk of how emerging markets could "decouple" from the U.S. and Europe evaporated. Export revenues plunged as commodity prices fell. Risk appetite declined as the global financial markets froze and access to credit dried up. Commodity prices collapsed in the second half of the year. The CRB index of commodity prices fell by 55.8% from its peak in July to its trough in December.

Chilean Equities Outperform

In this context, the fact that Chilean equities declined by a mere 35.79% can be considered a vote of relative confidence. After Colombia, Chile was the best performing equity market in Latin America in 2008. The reasons for this are twofold: first, although basic commodities such as copper are the largest component of Chilean exports, most of the major firms in the mining industry are owned either by the Chilean State, or by foreign companies, and are not traded on public stock exchanges. Corporate profits on the Bolsa de Comercio are more sensitive to Utilities, Forest Products and Consumer sectors and far less to the Mining industry.

Second, the macroeconomic fundamentals in Chile are particularly strong and have been throughout several economic cycles. In an environment of declining risk appetite, Chilean macro risk stands out as being particularly attractive.

In particular, the success of pension reform in Chile over the last three decades has permitted the development of a large pool of Chilean peso denominated savings. This greatly reduces Chile's reliance on flows of funds from other countries. In an environment where access to credit has become much more difficult this is a significant source of strength.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Chile may also now see the benefits of years of fiscal prudence during which the country built up external reserves as it saved the windfall revenues generated by high copper prices. This sound fiscal position allows the government to use those excess savings for countercyclical fiscal policy at a time when external demand is falling dramatically.

Inflation and Interest Rates

For much of 2008, the inflationary outlook worsened, pushed by prices of food and energy. The Chilean central bank was forced to raise interest rates in response. However, the picture has changed dramatically as the global economy skidded to a halt in the fourth quarter of 2008, sending oil prices sharply lower. Lower oil prices allowed the central bank to cut interest rates aggressively at its meeting in December and again in February. We think that for as long as the global environment remains weak, there is a strong chance that the environment, in terms of inflation and interest rates, will remain supportive for equities.

The flip side of this may well be that we can expect to see the Chilean peso remain at relatively weak levels against the U.S. dollar; the peso depreciated by 28% against the U.S. dollar during 2008.

Strategic Review: Fund performance in line with the market

For the 12-month period ended December 31, 2008, the Fund returned -36.43%, based on NAV, as compared to -35.79% for the benchmark index, representing underperformance of 0.64% during the year. The positions that most detracted from relative performance were the Fund's long-standing overweight positions in Copec (primarily forest products, 15.8% of the Fund as of 12/31/08) and CMPC (forest products, 8.1% of the Fund as of 12/31/08) as the price of wood pulp slid on world markets. The Fund also suffered on a relative basis from two transactions involving companies in which we had underweight positions. The first was the decision by Telefónica de España to tender for the remaining free float of Telefónica CTC Chile at a premium to its market price at a time when equity prices were falling rapidly. The second was the acquisition of retailer DYS by Walmart, which was announced in the closing days of 2008. In both cases, the premium paid for the acquisition was unexpected. Both transactions however demonstrate once again that Chile is a market that, despite its small size, is attractive to multinational buyers and continues to command premium valuations even in uncertain times. The Fund's underweight position in electricity generator Colbun (4.0% of the Fund as of 12/31/08) also detracted from returns.

On the positive side, the largest outperformance came from the Fund's large overweight position in electricity generator Endesa (21.5% of the Fund as of 12/31/08). This overweight position was substantially counterbalanced by our underweight position in electricity generation and distribution company Enersis (8.9% of the Fund as of 12/31/08) which is forced on us by the diversification requirements to which the Fund is subject. The decision to retain a large overweight position in winemaker Viña Concha y Toro (4.9% of the Fund as of 12/31/08) also contributed positively to returns. We added aggressively to our holdings of steel company CAP (1.8% of the Fund as of 12/31/08) and specialty chemicals company SQM (8.0% of the Fund as of 12/31/08) at exactly the right time, adding as much as we could under the limits imposed by our diversification requirements, and then sold in a timely fashion as commodity prices began to weaken. The Fund's overweight position in water utility IAM (2.6% of the Fund as of 12/31/08) and our underweight in airline Lan (3.7% of the Fund as of 12/31/08) also contributed positively to returns.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Market Outlook: A tough year ahead

In the current unstable global financial environment, the sound macroeconomic fundamentals that the Chilean economy has demonstrated over the last three decades, stand Chile in as good a shape as any country in the region to weather the storm. Nonetheless, we expect that in 2009, the Chilean economy will slow rapidly.

It is likely that the positive trade balance will swing into deficit as copper remains at depressed levels and the government tries through countercyclical fiscal policy to ensure that domestic demand remains firm.

Normally, when emerging market economies find themselves in financial crisis, the circumstances of that crisis have been self inflicted. On this occasion, however, the crisis was imported from the developed world which has shown itself to be a riskier world than many emerging markets when it comes to private sector borrowing. Normally in Latin America, governments are forced to respond by raising interest rates to defend the currency. In this crisis however, monetary authorities in Latin America, have been able to cut interest rates. There are few precedents therefore for what we are experiencing as it relates to investment in an asset class which has traditionally been perceived as riskier than average.

Our base case scenario is that the asset class cannot begin to contemplate a recovery until the global financial crisis has subsided and market participants have a clearer picture of the full extent of the slowdown. Once the market has a better feel for the depth of the global recession, we see no reason why emerging market assets should not recover before other asset classes where the fundamental problems of excess leverage first arose.

It is important to state that the headwinds are not exclusively coming from the developed world. China was certainly one of the driving factors behind the rise in commodity prices and the key for those who argued that the world no longer depended exclusively upon the U.S. consumer. In 2007, for the first time, Chile exported more to China than it did to the United States. China is now slowing rapidly, presenting policymakers with difficult choices. If the slowdown in China becomes a hard landing this could further complicate the outlook for producers of basic commodities.

We believe that we are still able to identify quality companies with decent growth prospects, trading at reasonable valuations. Returns in the next five years are likely to be lower than over the last five years, but we look forward to their eventual recovery. Chile faces presidential elections at the end of 2009. We believe that, on the eve of the 200th anniversary of the country's independence, this election will provide an important part of the answer to the question of whether or not Chile remains an attractive destination for international investors.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

Respectfully,

Matthew J.K. Hickman Chief Investment Officer ***	George Hornig Chief Executive Officer and President ****

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Chile, including the risk of investing in a single-country fund.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

* Total return assumes reinvestment of dividends at actual prices pursuant to the Fund's dividend reinvestment program.

** The Morgan Stanley Capital International Daily TR Net Emerging Markets Chile USD Index is an unmanaged total return index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends (net of taxes), and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

*** Matthew J.K. Hickman, Director, is a portfolio manager specializing in Latin American equities. He has been following Latin American equity markets since 1987. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. For much of Mr. Hickman's career, he worked as an equity analyst at various investment banks, focusing on Latin American telecommunications companies and several Latin American country markets; prior to this, at Rothschild Asset Management, Mr. Hickman was a member of the management team for the Five Arrows Chile Fund. Mr. Hickman holds a BA in Modern Languages from Cambridge University and a diploma in corporate finance from the London Business School. He is fluent in Spanish, Portuguese and French. He is also the Chief Investment Officer of The Latin America Equity Fund, Inc.

**** George Hornig is a Managing Director of Credit Suisse. He is the Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas. Mr. Hornig has been associated with Credit Suisse since 1999.

THE CHILE FUND, INC.

PORTFOLIO SUMMARY
DECEMBER 31, 2008 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	21.5
2.	Empresas Copec S.A.	Industrial Conglomerates	15.8
3.	Enersis S.A.	Electric Utilities	8.9
4.	Empresas CMPC S.A.	Paper & Forest Products	8.1
5.	Sociedad Química y Minera de Chile S.A.	Chemicals	8.0
6.	Banco Santander Chile S.A.	Commercial Banks	5.7
7.	S.A.C.I. Falabella, S.A.	Multiline Retail	5.2
8.	Viña Concha y Toro S.A.	Beverages	4.9
9.	Colbun S.A.	Independent Power Producers & Energy Traders	4.0
10.	Lan Airlines S.A.	Airlines	3.7

THE CHILE FUND, INC.

AVERAGE ANNUAL RETURNS
DECEMBER 31, 2008 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(36.43)%	1.16%	7.95%	8.46%
Market Value	(51.78)%	(9.62)%	5.99%	10.77%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

The annualized gross and net expense ratios are 1.89%.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

Description	No. of Shares	Value
EQUITY SECURITIES-102.47%
AIRLINES-3.72%
Lan Airlines S.A.	493,000	$4,177,638
BEVERAGES-6.49%
Coca-Cola Embonor S.A., Class A	1,360,000	928,791
Compañia Cervecerías Unidas S.A.	150,000	847,391
Viña Concha y Toro S.A.	3,644,000	5,518,180
		7,294,362
BUILDING PRODUCTS-0.22%
Cerámicas Cordillera S.A.†	67,165	246,632
CHEMICALS-7.99%
Sociedad Química y Minera de Chile S.A., Class B	238,000	5,695,567
Sociedad Química y Minera de Chile S.A., Class B, ADR	134,650	3,284,114
		8,979,681
COMMERCIAL BANKS-7.38%
Banco de Crédito e Inversiones	110,001	1,872,908
Banco Santander Chile S.A.	198,886,987	6,423,059
		8,295,967
DIVERSIFIED FINANCIAL SERVICES-0.52%
Invercap S.A.	130,000	580,385
DIVERSIFIED TELECOMMUNICATION-3.46%
Empresa Nacional de Telecomunicaciones S.A.	359,305	3,890,474
ELECTRIC UTILITIES-11.13%
Almendral S.A.	34,285,164	2,528,682
Enersis S.A.	34,000,000	8,789,047
Enersis S.A., ADR	93,200	1,187,368
		12,505,097

Description	No. of Shares	Value
FOOD & STAPLES RETAILING-2.13%
Cencosud S.A.	1,687,000	$2,395,844
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-25.80%
Colbun S.A.†	28,432,425	4,438,983
Empresa Nacional de Electricidad S.A.	21,068,000	24,134,390
Empresa Nacional de Electricidad S.A., ADR	12,500	418,625
		28,991,998
INDUSTRIAL CONGLOMERATES-15.83%
Empresas Copec S.A.	2,338,185	17,788,185
METALS & MINING-1.83%
CAP S.A.	196,284	2,052,935
MULTILINE RETAIL-5.19%
S.A.C.I. Falabella, S.A.	2,209,083	5,823,867
OIL, GAS & CONSUMABLE FUELS-0.11%
Geopark Holdings Ltd.†	30,209	118,355
PAPER & FOREST PRODUCTS-8.06%
Empresas CMPC S.A.	580,000	9,056,100
WATER UTILITIES-2.61%
Inversiones Aguas Metropolitanas S.A.	3,740,000	2,934,484
TOTAL EQUITY SECURITIES-102.47% (Cost $84,482,004)		115,132,004

See accompanying notes to financial statements.

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2008

Description	Primicipal Amount (000's)	Value
SHORT-TERM INVESTMENTS-2.96%
UNITED STATES-2.96%
Citibank N.A. overnight deposit, 0.06%, 1/2/09 (Cost $3,328,000)	$3,328	$3,328,000
TOTAL INVESTMENTS-105.43% (Cost $87,810,004)		118,460,004
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-(5.43)%		(6,098,031)
NET ASSETS-100.00%		$112,361,973

†  Non-income producing security.

ADR  American Depositary Receipts.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS
Investments, at value (Cost $87,810,004) (Notes B, E, G)	$118,460,004
Foreign currencies (Cost $2,037,749)	2,038,620
Receivables:
Dividends	13,935
Prepaid expenses	4,602
Total Assets	120,517,161
LIABILITIES
Due to custodian	4,353
Payables:
Dividends and distributions	7,319,137
Investment advisory fees (Note C)	285,676
Administration fees (Note C)	61,147
Directors' fees	9,248
Other accrued expenses	204,797
Chilean taxes (Note B)	270,830
Total Liabilities	8,155,188
NET ASSETS (applicable to 10,167,060 shares of common stock outstanding) (Note D)	$112,361,973
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 10,167,060 shares issued and outstanding (100,000,000 shares authorized)	$10,167
Paid-in capital	81,479,267
Undistributed net investment income	421,559
Accumulated net realized loss on investments and foreign currency related transactions	(178,823)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	30,629,803
Net assets applicable to shares outstanding	$112,361,973
NET ASSET VALUE PER SHARE ($112,361,973 ÷ 10,167,060)	$11.05
MARKET PRICE PER SHARE	$9.82

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
Income (Note B):
Dividends	$5,318,213
Interest	5,497
Securities lending	333
Less: Foreign taxes withheld	(37,633)
Total Investment Income	5,286,410
Expenses:
Investment advisory fees (Note C)	1,748,532
Custodian fees	292,999
Administration fees (Note C)	250,920
Directors' fees	99,142
Accounting fees (Note C)	75,459
Audit and tax fees	50,763
Legal fees	49,180
Printing (Note C)	25,277
Shareholder servicing fees	20,836
Insurance fees	5,632
Stock exhange listing fees	2,137
Miscellaneous	10,072
Chilean taxes (Note B)	670,654
Total Expenses	3,301,603
Net Investment Income	1,984,807
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	5,597,023
Foreign currency related transactions	63,227
Net change in unrealized depreciation in value of investments and translation of other assets and liabilties denominated in foreign currencies (includes $21,068 of Chilean repatriation taxes on unrealized gains) (Note B)	(76,820,491)
Net realized and unrealized loss on investments and foreign currency related transactions	(71,160,241)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,175,434)

See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2008	2007
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,984,807	$1,143,616
Net realized gain on investments and foreign currency related transactions	5,660,250	22,569,104
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies	(76,820,491)	16,506,874
Net increase/(decrease) in net assets resulting from operations	(69,175,434)	40,219,594
Dividends and distributions to shareholders:
Net investment income	(1,626,475)	(1,245,943)
Net realized gain on investments	(7,725,756)	(24,205,272)
Total dividends and distributions to shareholders	(9,352,231)	(25,451,215)
Capital share transactions:
Issuance of 24,625 and 0 shares respectively from reinvestments of dividends and distributions	406,067	—
Issuance of 2,509 and 0 shares through the directors compensation plan (Note C)	35,335	—
Total capital share transactions	441,402	—
Total increase/(decrease) in net assets	(78,086,263)	14,768,379
NET ASSETS
Beginning of year	190,448,236	175,679,857
End of year*	$112,361,973	$190,448,236

*  Includes undistributed net investment income of $421,559 and $0, respectively.

See accompanying notes to financial statements.

THE CHILE FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Years Ended December 31,
	2008	2007	2006	2005	2004	2003	2002		2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$18.78	$17.33	$14.16	$15.68	$14.48	$8.39	$9.93		$11.43
Net investment income/(loss)	0.20 †	0.11 †	0.01	0.11	0.16	0.07	0.09	*	0.21
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(7.01)	3.85	4.28	2.71	3.27	6.47	(1.70)		(0.70)
Net increase/(decrease) in net assets resulting from operations	(6.81)	3.96	4.29	2.82	3.43	6.54	(1.61)		(0.49)
Dividends and distributions to shareholders:
Net investment income	(0.16)	(0.12)	(0.03)	(0.07)	(0.47)	(0.08)	(0.09)		(0.15)
Net realized gain on investments and foreign currency related transactions	(0.76)	(2.39)	(1.09)	(4.27)	(1.76)	(0.37)	—		(0.86)
Total dividends and distributions to shareholders	(0.92)	(2.51)	(1.12)	(4.34)	(2.23)	(0.45)	(0.09)		(1.01)
Anti-dilutive impact due to capital shares tendered or repurchased	—	—	—	—	—	—	0.16		—
Net asset value, end of year	$11.05	$18.78	$17.33	$14.16	$15.68	$14.48	$8.39		$9.93
Market value, end of year	$9.82	$22.00	$16.92	$17.65	$13.99	$14.10	$7.25		$8.43
Total investment return (a)	(51.78)%	49.56%	2.35%	57.74%	14.93%	100.72%	(12.93)%		13.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$112,362	$190,448	$175,680	$143,603	$158,983	$146,839	$85,082		$134,289
Ratio of expenses to average net assets (b)	1.89%	1.79%	2.14%	1.82%	1.85%	1.74%	1.11%		2.71%
Ratio of expenses to average net assets, excluding taxes	1.50%	1.56%	1.91%	1.57%	1.62%	1.74%	2.01%		1.54%
Ratio of net investment income/(loss) to average net assets	1.13%	0.55%	0.05%	0.69%	1.12%	0.65%	1.28	%(c)	1.91%
Portfolio turnover rate	27.33%	23.29%	19.95%	37.48%	35.54%	31.94%	31.94%		29.81%

*  Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.

†  Based on average shares outstanding.

(a)  Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios include the effect of Chilean taxes.

(c)  Ratio includes the effect of a reversal of Chilean tax accrual; excluding the reversal, the ratio would have been 0.18%.

See accompanying notes to financial statements.

	2000	1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$15.22	$12.59
Net investment income/(loss)	(0.06)†	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(3.36)	3.19
Net increase/(decrease) in net assets resulting from operations	(3.42)	3.28
Dividends and distributions to shareholders:
Net investment income	(0.01)	(0.07)
Net realized gain on investments and foreign currency related transactions	(0.58)	(0.58)
Total dividends and distributions to shareholders	(0.59)	(0.65)
Anti-dilutive impact due to capital shares tendered or repurchased	0.22	—
Net asset value, end of year	$11.43	$15.22
Market value, end of year	$8.438	$11.250
Total investment return (a)	(20.04)%	31.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$154,473	$218,027
Ratio of expenses to average net assets (b)	2.98%	2.16%
Ratio of expenses to average net assets, excluding taxes	1.73%	1.64%
Ratio of net investment income/(loss) to average net assets	(0.45)%	0.61%
Portfolio turnover rate	24.25%	12.01%

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE A. ORGANIZATION

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time").If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008

assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$115,132,004	$—
Level 2—Other Significant Observable Inputs	3,328,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$118,460,004	$—

*  Other financial instruments include futures, forwards and swap contracts.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2008, the Fund incurred $670,654 of such expense.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48 or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Securities Lending: In connection with its security lending activities, the Fund received cash as collateral for any securities out on loan to brokers. Such cash collateral was reinvested into either an overnight repurchase agreement or a securities lending fund available through Brown Brothers Harriman & Co. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the year ended December 31, 2008, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement was $333.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008

Other: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are no publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the year ended December 31, 2008, Credit Suisse earned $1,748,532 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2008, Credit Suisse was reimbursed $12,582 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008

net assets (whichever is lower). For the year ended December 31, 2008, these sub-advisory fees amounted to $318,879.

For the year ended December 31, 2008, Celfin earned approximately $95,829 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") served as the Fund's administrator until July 31, 2008. The Fund paid BSFM a monthly fee that was calculated weekly based on the Fund's average weekly net assets. For the period ended July 31, 2008, BSFM earned $69,024 for administrative services.

Brown Brothers Harriman & Co. ("BBH & Co.") serves as the Fund's administrator. For the period August 1, 2008 to December 31, 2008, BBH & Co. earned $34,049 for administrative and accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to Credit Suisse, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the year ended December 31, 2008, the administration fees, supplemental administration fees and accounting fees amounted to $89,603, $79,720 and $9,808, respectively.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2008, Merrill was paid $25,802 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. During the year end December 31, 2008, 2,509 shares were issued through the directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,167,060 shares outstanding at December 31, 2008, Credit Suisse owned 14,615 shares.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2008, purchases and sales of securities, other than short-term investments, were $48,408,555 and $69,144,033, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with State Street Bank and Trust Company for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, and during the year ended December 31, 2008, the Fund had no borrowings under the Credit Facility.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the year ended December 31, 2008 and 2007, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gains
2008	2007	2008	2007
$2,247,463	$5,071,001	$7,104,768	$20,380,214

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales. At December 31, 2008, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$484,263
Unrealized appreciation	30,388,276
Total distributable earnings	$30,872,539

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $88,051,531, $47,472,789, $(17,064,316) and $30,408,473, respectively.

At December 31, 2008, the Fund reclassified $63,227 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income. These permanent differences are due to differing book/tax treatments of foreign currency transactions. Net assets were not affected by this reclassification.

NOTE H. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE I. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

NOTE J. OTHER MATTERS

On December 31, 2008, Credit Suisse, the corporate parent of the Funds' investment adviser, announced it had signed an agreement to sell part of its Global Investors traditional asset management business to Aberdeen Asset Management ("Aberdeen"), an

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008

international investment management group, managing assets for both institutions and private individuals from offices around the world. Credit Suisse has stated that the transaction is subject to customary closing conditions, including regulatory approvals in various jurisdictions and approval by Aberdeen shareholders, and is expected to close in the second quarter of 2009.

Pending the closing of the transaction, Credit Suisse Asset Management, LLC ("CSAM"), Credit Suisse Asset Management Limited (U.K.) ("CSAM UK") and Credit Suisse Asset Management Limited (Australia) ("CSAM Australia") are expected to continue to operate in the ordinary course of business as the investment adviser or sub-adviser of the Funds.

If completed, acquisition of the Credit Suisse business by Aberdeen would constitute an "assignment" of the Funds' Advisory and Sub-Advisory Agreements with CSAM, CSAM UK and CSAM Australia and, by law, would automatically terminate those agreements. Accordingly, each Fund's Board of Directors is considering various options in connection with the transaction, including possibly entering into new investment advisory and sub-advisory agreements with Aberdeen. If approved by a Fund's Board of Directors, including the Directors who are not "interested persons" of the investment manager and its affiliates or the Fund, any new investment advisory and sub-advisory agreements will require the approval of the Fund's shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 26, 2009

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 10, 2008, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
James C. Cattano (Class III)	6,663,155	34,320
Steven N. Rappaport (Class III)	6,623,860	73,615

In addition to the directors elected at the Meeting, Enrique R. Arzac, Lawrence J. Fox and Martin M. Torino continued as directors of the Fund. Subsequent to the Meeting, Lawrence D. Haber resigned as a director of the Fund.

TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2008, the Fund designates approximately $179,252, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

During the year ended December 31, 2008, the Fund declared $7,104,768 in dividends that were designated as long-term capital gains dividends.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Directors; Nominating Committee Chairman and Audit Committee Member	Director since 1996; Chairman since 2005; current term ends at the 2009 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	33	Director of Epoch Holding Corporation (an Investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 (1943)	Director; Nominating Committee Member and Audit Committee Chairman	Since 1989; current term ends at the 2011 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	7	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Director; Nominating and Audit Committee Member	Since 2006; Current term ends at the 2010 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1972	6	None

Steven N. Rappaport Lehigh Court, LLC 555 Madison Ave., 29th Floor New York, New York 10022 (1948)	Director; Nominating and Audit Committee Member	Since 2003; Current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002	33	Director of iCAD, Inc. (Surgical & Medical Instruments & Apparatus); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors—(continued)

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1949)	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2010 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002	3	None

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York , New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Matthew J.K. Hickman Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1964)	Chief Investment Officer	Since 2004	Director of Credit Suisse; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

Name, Address (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers—(continued)

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J.Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006; Senior Vice President And Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein LP. From January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Directors (the "Board") of The Chile Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "Independent Directors"), is required annually to review and re-approve the terms of the Fund's investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and re-approved: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") and (ii) a sub-advisory agreement with CELFIN CAPITAL Servicios Financieros S.A. ("CELFIN" or the "Sub-Adviser"). These agreements are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 19-20, 2008, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and CELFIN and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and CELFIN under the Advisory Agreements. The most recent investment adviser registration forms for Credit Suisse and CELFIN were provided to the Board, as were responses of Credit Suisse and CELFIN to a detailed series of requests submitted by the Independent Directors' independent legal counsel on their behalf. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of senior management and investment personnel of Credit Suisse and CELFIN. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individual primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board considered the investment and legal compliance programs of Credit Suisse and CELFIN, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board also evaluated the ability of Credit Suisse and CELFIN, including their respective resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel.

Finally, the Board considered preliminary information from Credit Suisse's corporate parent about its search for a strategic partner for part of its asset management business. In reaching its determination to continue the agreements and arrangements, the Board relied upon Credit Suisse's undertaking and assurances to continue providing quality management, personnel and other resources necessary to continue providing advisory services of a nature, extent and quality at least comparable to those currently provided to the Funds.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and CELFIN.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Fund Performance and Expenses

The Board considered the performance results of the Fund in comparison to the Fund's benchmark index, the MSCI Chile Index. The Board noted that while the Fund's market price return had significantly underperformed its benchmark in recent periods, the Fund's NAV had outperformed its benchmark in 2007 and year-to-date for the period ended September 30, 2008.

The Board also considered information regarding the Fund's total expense ratio and its various components in comparison to expense information for a group of funds that was determined to be the most similar to the Fund (the "Peer Group") and of a broader universe of relevant funds (the "Expense Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Expense Universe for the Fund and provided the comparative data. The Board noted that the Fund's overall expense ratio was higher than the median overall expense ratios of the Fund's Peer Group and Expense Universe, including and excluding investment-related expenses and taxes. The Board also noted, however, that the non-management expense ratio of the Fund was comparable to the median of the Fund's Peer Group's non-management expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance results and expense comparisons supported the re-approval of the Advisory Agreements.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed the contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed the contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to CELFIN for investment sub-advisory services. The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund's average weekly stock price or its average weekly net assets.

Additionally, the Board considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rates) with that of the other funds in its Peer Group. The Board noted that the Fund's Advisory Agreement Rate was not significantly higher than the median advisory rate of its Peer Group. The Board also noted, however, that the combined rate of investment advisory and administration fees for the Fund was slightly higher than the median rate of the Fund's Peer Group and appreciably higher than the median rate of the Fund's Expense Universe. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that these and other factors supported the Advisory Agreement Rate.

The Board also reviewed the Sub-Advisory Agreement Rate charged by CELFIN, which is payable by Credit Suisse and not by the Fund, and concluded that it was not excessive.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate and on revenues earned from other relationships between the Fund and Credit Suisse and its

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates derived from providing these services to the Fund were not excessive.

The Board also received and considered a profit statement related to the Fund from CELFIN. The Board observed the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to CELFIN by Credit Suisse and not directly by the Fund, and were negotiated at arm's length. Based on these factors, the Board concluded that the profits and other ancillary benefits that CELFIN and its affiliates received with regard to providing these services to the Fund were not excessive.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

Information about Services to Other Clients

The Board considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also considered information about the nature and extent of services offered, and general information about the fees charged, by CELFIN to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were not excessive, given the nature and extent of services offered and comparison with rates charged to other clients.

Other Benefits to Credit Suisse

The Board also considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse, CELFIN and their respective affiliates as a result of their relationship with the Fund. In particular, the Board considered that Credit Suisse and CELFIN may gain certain reputational benefits from managing the Fund.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and CELFIN as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and CELFIN at least quarterly, which include, among other things, detailed portfolio and market reviews and detailed fund performance reports.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board members unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  by calling 1-800-293-1232;

•  on the Fund's website, www.credit-suisse.com/us

•  on the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The Chile Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)

(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The Chile Fund, Inc.

c/o Computershare

P.O. Box 43078

Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

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FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country

The Chile Fund, Inc. (AMEX: CH)

The First Israel Fund, Inc. (AMEX: ISL)

The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country

The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)

The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)

Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

Martin M. Torino	Director

George R. Hornig	Chief Executive Officer and President

Matthew J.K. Hickman	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Cecilia Chau	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Celfin Capital Servicios Financieros S.A.

Apoquindo 3721, Piso 19

Santiago, Chile

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CH-AR-1208

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2008. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2008.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2007 and December 31, 2008.

	2007	2008
Audit Fees	$60,120	$64,980
Audit-Related Fees(1)	$3,340	$3,400
Tax Fees(2)	$8,345	$2,800
All Other Fees	—	—
Total	$71,805	$71,180

(1)	Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,340 in 2007 and $3,400 in 2008).

(2)	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008.

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	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2007 and December 31, 2008 were $11,685 and $6,200, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique Arzac, James Cattano, Lawrence Fox, Steven Rappaport and Martin Torino.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals

5

addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

7

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

9

lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 14, 2008

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of The Chile Fund, Inc., as of December 31, 2008, is set forth below.

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Matthew Hickman Chief Investment Officer Since 2004 Year of Birth: 1964

Director of Credit Suisse; Financial Advisor with Global Advisors from July 2003 to November 2003; General Manager of Compass Group Investment Advisors S.A. from February 2002 to July 2003; Financial Advisor with Credit Suisse First Boston from August 2000 to February 2002; Director of ABN AMRO from September 1998 to August 2000; Officer of other Credit Suisse Funds

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Matthew Hickman and the total assets managed within each category as of December 31, 2008.

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

3	$297 million	2	$219 million	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over

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time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Credit Suisse’s compensation to Mr. Hickman includes both a fixed base salary component and a bonus component.  The bonus component is composed of two parts.  The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.  The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible (“Performance-Based Bonus”).  Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager’s bonus.  The following table sets forth the benchmark used over a one-year period in determining each portfolio manager’s Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Matthew Hickman	Chile Composite	N/A
	MSCI Latin America	Lipper Latin America Funds

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basked of other Credit Suisse funds along the product line of the portfolio manager.

Securities Ownership.  As of December 31, 2008, Mr. Hickman directly owned 200 shares of the registrant and 200 shares of the registrant were held by his spouse.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHILE FUND, INC.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	March 6, 2009

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 6, 2009